UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2015

MEETINGHOUSE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54779	45-4640630
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2250 Dorchester Avenue, Dorchester, Massachusetts		02124
(Address of Principal Executive Offices)		(Zip Code)

(617) 298-2250
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

Meetinghouse Bancorp, Inc. (the “Company”) was notified that Shatswell, MacLeod & Company, P.C. (“Shatswell”), the Company’s independent registered public accounting firm, combined its audit practice (the “Merger”) with Baker Newman & Noyes, P.A., LLC (“BNN”).  As a result of the Merger, and effective August 17, 2015, Shatswell resigned as the Company’s independent registered public accounting firm and BNN, as the successor to Shatswell following the Merger, was engaged as the Company’s independent registered public accounting firm.  The Company’s Audit Committee was notified of the Merger and the effective resignation of Shatswell and approved the engagement of BNN.

Prior to engaging BNN, the Company did not consult with BNN regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by BNN on the Company’s financial statements, and BNN did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of Shatswell on the financial statements of the Company for the years ended September 30, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  In connection with its audits for the years ended September 30, 2014 and 2013 and reviews of the Company’s financial statements through August 17, 2015, there were no disagreements with Shatswell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shatswell, would have caused them to make reference thereto in their reports, and there have been no “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Shatswell with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Shatswell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the letter, dated August 17, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                      Financial Statements and Other Exhibits.

(d)           Exhibits

16.1	Letter, dated August 17, 2015, from Shatswell to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEETINGHOUSE BANCORP, INC.

Date: August 17, 2015	By:	/s/ Anthony A. Paciulli
Anthony A. Paciulli
President and Chief Executive Officer